UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: March 23, 2016
Date of earliest event reported: March 18, 2016

INTL FCStone Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Id. No.)
708 Third Avenue, Suite 1500, New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 485-3500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
______________________________________________________________________________

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
INTL FCStone Inc., as Borrower, and the Subsidiaries of INTL FCStone Inc. identified therein, as Guarantors, entered into a Third Amendment to Credit Agreement as of March 18, 2016 with Bank of America, N.A., as Administrative Agent, Lender, L/C Issuer and Swing Line Lender, Capital One, National Association, as Syndication Agent and a Lender, Bank Hapoalim B.M., BMO Harris Bank N.A., BankUnited, N.A. and Barclays Bank PLC, as additional Lenders, and with the lenders from time to time parties to that certain Credit Agreement, dated as of September 20, 2013 (the "Credit Agreement"), pursuant to which certain terms of the Credit Agreement were amended, including but not limited to (1) an increase of the credit facility from $140 million to $205 million, (2) an extension of the maturity date to March 18, 2019, and (3) the ability to increase the facility by an additional $50 million in the aggregate in one or more increases at any time prior to six months before the maturity date. The loan proceeds will continue to be used to finance working capital needs of INTL FCStone Inc. and certain of its subsidiaries.
The description in this report of the Third Amendment to Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment. A copy of the Third Amendment is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 regarding the Third Amendment to Credit Agreement is hereby incorporated into Item 2.03(a) by reference.

Item 7.01. Regulation FD Disclosure.
On March 23, 2016, INTL FCStone Inc. issued a press release on the subject of the Third Amendment to Credit Agreement. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.
The following exhibit is filed herewith:

Exhibit No.	Description of Document
10.1
Third Amendment to Credit Agreement entered into as of March 18, 2016 with Bank of America, N.A., as Administrative Agent, Lender, L/C Issuer and Swing Line Lender, Capital One, National Association, as Syndication Agent and a Lender, Bank Hapoalim B.M., BMO Harris Bank N.A., BankUnited, N.A. and Barclays Bank PLC, as additional Lenders, and with the lenders from time to time parties thereto.

99.1	Press release dated March 23, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2016	INTL FCStone Inc. By: /s/ Brian T. Sephton________________________ Brian T. Sephton, its Chief Legal & Governance Officer

Exhibit Index

Exhibit No.	Description of Document
10.1
Third Amendment to Credit Agreement entered into as of March 18, 2016 with Bank of America, N.A., as Administrative Agent, Lender, L/C Issuer and Swing Line Lender, Capital One, National Association, as Syndication Agent and a Lender, Bank Hapoalim B.M., BMO Harris Bank N.A., BankUnited, N.A. and Barclays Bank PLC, as additional Lenders, and with the lenders from time to time parties thereto.

99.1	Press release dated March 23, 2016.